SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      November 6, 2001

ISCO INTERNATIONAL, INC. (Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois	60056

(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

Item 5. Other Events.

Siegler Litigation

     On November 6, 2001, ISCO International, Inc. (the “Company”) entered into a settlement agreement with Craig Siegler which resolved their ongoing litigation. As disclosed previously, a judgment in the amount of $6,541,254.27 was entered against the Company on October 4, 2001. Pursuant to the terms of the settlement agreement, the Company agreed to pay Mr. Siegler the reduced amount of $4.925 million in full satisfaction of the judgment and Mr. Siegler agreed to execute a general release relating to the matter in favor of the Company. The court approved the settlement and dismissed the litigation and judgment on November 6, 2001.

Loan Financing

     On November 6, 2001, the Company entered into a loan agreement to borrow an aggregate original principal amount of $9.425 million from Elliott Associates, L.P. and Alexander Finance, L.P., both majority stockholders of the Company. The Company used $4.925 million of the proceeds to pay the settlement to Mr. Siegler as discussed above and the remainder of the proceeds will be used for working capital and other general corporate purposes. The loans are due on March 31, 2003 and bear interest at 14% per annum, compounded annually. The loans are secured by substantially all of the assets of the Company and are guaranteed by both of the Company's wholly-owned subsidiaries, Illinois Superconductor Canada Corporation and Spectral Solutions, Inc.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

Exhibit No.	Description

10.35	Note Purchase Agreement dated November 6, 2001 between ISCO International, Inc., Elliott Associates, L.P. and Alexander Finance, L.P.

10.36	Security Agreement dated November 6, 2001 between ISCO International, Inc., Elliott Associates, L.P. and Alexander Finance, L.P.

10.37	Promissory Note dated November 6, 2001 in favor of Alexander Finance, L.P. in the principal amount of $2,000,000

10.38	Promissory Note dated November 6, 2001 in favor of Elliott Associates, L.P. in the principal amount of $5,236,112

10.39	Promissory Note dated November 8, 2001 in favor of Alexander Finance, L.P. in the principal amount of $2,188,888

10.40	Guaranty of Illinois Superconductor Canada Corporation

10.41	Guaranty of Spectral Solutions, Inc.

10.42	Settlement Agreement and Release dated November 6, 2001 between ISCO International, Inc. and Craig M. Siegler

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 7, 2001		ISCO International, Inc.

	By:	/s/ CHARLES F. WILLES Charles F. Willes Principal and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

10.35	Note Purchase Agreement dated November 6, 2001 between ISCO International, Inc., Elliott Associates, L.P. and Alexander Finance, L.P.

10.36	Security Agreement dated November 6, 2001 between ISCO International, Inc., Elliott Associates, L.P. and Alexander Finance, L.P.

10.37	Promissory Note dated November 6, 2001 in favor of Alexander Finance, L.P. in the principal amount of $2,000,000

10.38	Promissory Note dated November 6, 2001 in favor of Elliott Associates, L.P. in the principal amount of $5,236,112

10.39	Promissory Note dated November 8, 2001 in favor of Alexander Finance, L.P. in the principal amount of $2,188,888

10.40	Guaranty of Illinois Superconductor Canada Corporation

10.41	Guaranty of Spectral Solutions, Inc.

10.42	Settlement Agreement and Release dated November 6, 2001 between ISCO International, Inc. and Craig M. Siegler